Barter Transactions	12 Months Ended
Jun. 30, 2020
Barter transactions [abstract]
Barter transactions
33.         Barter transactions

The Group generally enters into barter transactions with third-party developers in the ordinary course of business. By virtue of these transactions, the Group generally exchanges undeveloped plots of land for units to be constructed and received in the future. Following is a description of pending transactions that have not yet been perfected by the third parties as of June 30, 2020:

Barter transaction airspace

On October 25, 2019, the Company has transferred in a barter transaction the rights to construct an apartment building (“Tower 1”) to an unrelated third party on the airspace of the COTO Supermarket located in the Abasto neighborhood of the Autonomous City from Buenos Aires. Tower 1 will have 22 floors of a 1 to 3 rooms apartments totaling an area of 8,400 square meters. The amount of the operation was set at USD 4.5 million: USD 1 million will be paid in cash and remaining balance in at least 35 functional units of apartment units, representing the equivalent of 24.20% of the own square meters, with a minimum insured of 1,982 square meters.

Within 30 months of the signing of the contract, when certain conditions have been met, IRSA Propiedades Comerciales must transfer to the same unrelated third party the rights to build a second apartment building.

As of June 30, 2020 the results of this transaction amounts to ARS 288 million that are included in the line “Income from sales, rentals and services” and “Operating costs” of the Statements of Comprehensive Income.

Barter transaction Plot 1 - Caballito Tower

On December 23, 2019, the Company has transferred in a barter transaction the Plot 1 of the land located in Av. Avellaneda and Olegario Andrade 367, in the Caballito neighborhood of the Autonomous City of Buenos Aires, to an unrelated third party.

Plot 1 has an estimated surface area of 3,221 square meters in which a 10-story apartment building will be developed for a total of 11,400 square meters, a commercial ground floor for 1,216 square meters and a basement of 138 parking spaces (“Building 1”).

The amount of the operation was set at the sum of USD 5.5 million to be paid in future functional units of Building 1, which represent the equivalent of 23.53% of the own square meters, with a minimum footage insured of 2,735 square meters composed by 1,215.62 square meters of commercial destination, 1,519.68 square meters of residential destination and a certain number of parking spaces that represent 22.50% of the own square meters with that destination and never less than 31 units. The consideration is granted by a mortgage on Plot 1 and Building 1. The buyer has an option to acquire Plot 2 of the same property until August 31, 2020 and Plots 3 and 4 until March 31, 2021, subject to certain suspensive conditions. As of June 30, 2020 this transaction has not had impact on the profit and loss statement of the Group.